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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 2003
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                         CITIZENS & NORTHERN CORPORATION
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             (Exact name of registrant as specified in its charter)

         Pennsylvania                       0-16084              23-2451943
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(State or other jurisdiction of            (Commission         (I.R.S. Employer
incorporation)                             File Number)      Identification No.)

90-92 Main Street, Wellsboro, PA                            16901
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(Address of Principal Executive Office)                  (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

         Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated July 10, 2003, titled "C&N Announces June 30, 2003 Unaudited Financial Results."

         Exhibit 99.2: Quarterly Report, which includes unaudited financial information.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED PURSUANT TO ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

Craig G. Litchfield, chairman, president and chief executive officer, recently announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the six months ended June 30, 2003, and for second quarter 2003. On July 10, 2003, Citizens & Northern Corporation issued a press release titled "C&N Announces June 30, 2003 Unaudited Financial Results," a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also on July 10, 2003, Citizens & Northern Corporation completed its "Quarterly Report," a report that includes unaudited financial information. The Quarterly Report will be mailed to shareholders with the quarterly dividend checks to be issued July 17, 2003. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                            CITIZENS & NORTHERN CORPORATION

Date:  7/10/03                   /s/ Craig G. Litchfield
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                            By: Craig G. Litchfield
                                Chairman, President and Chief Executive Officer